Other non-current liabilities	12 Months Ended
Dec. 31, 2024
Non-current liabilities [abstract]
Other non-current liabilities

32. Other non-current liabilities

Other non-current liabilities at December 31, 2024 and December 31, 2023 amounted to EUR 62,720 thousand and EUR 48,474 thousand. At December 31, 2024 other non-current liabilities mainly related to (i) an advance payment from the U.S. Biomedical Advanced Research and Development Authority (BARDA) of EUR 44,212 thousand (EUR 36,402 thousand in 2023), which reflects a partial payment for installing machinery in Fishers, Indiana, to help strengthen domestic capabilities in the U.S. for national defense readiness and preparedness programs for current and future public health emergencies; and (ii) an advance payment from the city of Fishers for certain costs at the site in the amount of EUR 2,322 thousand (EUR 2,183 thousand in 2023). These advance payments are expected to be recognized over the useful life of the element of property, plant and equipment to which are related. For further details on BARDA contribution refer to Note 18.

In addition to the above, other non-current liabilities mainly included (i) deferred income for overall EUR 14,149 thousand related to the grant of land by the city of Fishers and to an investment tax credit linked to the Group's new facility in the U.S., which will be recognized in the income statement on a systematic basis over the useful life of the building erected on the site, and (ii) EUR 1,814 thousand related to holiday pay for our Danish company’s employees following the transition to the new Danish Holiday Act that started in 2019.